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                                                                   EXHIBIT 23(c)

                     [SCHUTRUMPF & KOREN, P.C. LETTERHEAD]

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in this Form S-8 registration statement of Corporate Express, Inc. of our report dated March 4, 1996, on our audit of the financial statements of Virginia Impression Products Co., Inc. as of December 31, 1995 and for the year then ended.


                                             /s/ Schutrumpf & Koren, P.C.

                                             Schutrumpf & Koren, P.C.
                                             Certified Public Accountants

November 14, 1996